EXHIBIT 31

                 RULE 13A-14(A)/15D-14(A) CERTIFICATION

I, Jeremy Feakins, certify that:

    1. I have reviewed this annual report on Form 10-KSB of CRSI Group, Inc.;

    2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances made, not misleading with respect to the period covered by this quarterly report;

    3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

    4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and the internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f) and 15d-15(f) for the small business issuer and have:

            a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions after the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

    5. The small business issuers other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

            a. All significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

            b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

March 30, 2006                       By: /s/ Jeremy Feakins
                                     ---------------------------
                                     Jeremy Feakins,
                                      Chief Executive Officer and
                                      Chief Financial Officer


                              EXHIBIT 32

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
             CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
             SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                 906 OF THE SARBANES-OXLEY ACT OF 2002


	I, Jeremy Feakins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CRSI Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.


March 30, 2006                          By: /s/ Jeremy Feakins
                                        ---------------------------
                                        Jeremy Feakins
                                         Chief Executive Officer and
                                         Chief Financial Officer


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.